Independence Life and
Annuity Company
(A Wholly-Owned Subsidiary of Sun Life
of Canada (U.S.) Holdings, Inc.)
Independent Auditor’s Report,
Statutory-Basis Financial Statements as of and for the
Years Ended December 31, 2024, and 2023 and
Supplemental Schedules as of and for the Year Ended
December 31, 2024

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of Independence Life and Annuity Company 96 Worcester Street
Wellesley Hills, Massachusetts 02481

Opinions

We have audited the statutory-basis financial statements of Independence Life and Annuity Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2024 and 2023, and the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for the years then ended, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Delaware Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis-of-Matter

As discussed in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements reflect significant balances and transactions with affiliates. The Company's admitted assets, liabilities, and capital stock and surplus and results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules
Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory-basis financial statements as a whole. The supplemental schedule of investment risks interrogatories, the supplemental summary investment schedule, and the supplemental schedule of selected financial data as of and for the year ended December 31, 2024, are presented for purposes of additional analysis and are not a required part of the 2024 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2024 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory-basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 18, 2025

ADMITTED ASSETS	2024	2023
GENERAL ACCOUNT ASSETS:
Debt securities	$ 210,032,026	$ 218,664,199
Cash, cash equivalents and short-term investments	15,160,559	2,920,225
Contract loans	6,853,869	6,786,991
Other invested assets	2,173,721	2,175,793
Investment income due and accrued	1,557,277	1,503,902
Uncollected premiums and agents' balances	141,294	417,315
Amounts recoverable from reinsurers	279,221	970,118
Funds held by or deposited with reinsured companies	2,932,547,809	2,961,329,081
Other amounts receivable under reinsurance contracts	18,894,448	37,283,561
Current federal income tax receivable	226,929	—
Net deferred tax asset	276,375	283,585
Receivable from parent and affiliates	—	594
Other assets	1,162,129	4,221,364
Total general account assets	3,189,305,657	3,236,556,728
SEPARATE ACCOUNT ASSETS	45,915,577	42,219,218
TOTAL ADMITTED ASSETS	$ 3,235,221,234	$ 3,278,775,946

LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES:
Aggregate reserve for life contracts	$ 13,817,316	$ 14,114,544
Liability for deposit-type contracts	288,062	358,762
Contract claims	1,107,385	2,834,219
Other amounts payable on reinsurance	18,289,501	36,895,527
Interest maintenance reserve	5,970,985	5,119,593
Commissions to agents due or accrued	13,949	205,029
Commissions and expense allowances payable on reinsurance assumed	777,007	791,293
General expenses due or accrued	19,214	122,759
Current federal income taxes due or accrued	—	435,158
Remittances and items not allocated	—	944,765
Asset valuation reserve	1,076,414	1,091,898
Reinsurance in unauthorized companies	169,151	1,338,169
Payable to parent and affiliates	397,457	367,155
Funds held under coinsurance	2,932,547,809	2,961,329,081
Other liabilities	132,840	1,058
Total general account liabilities	2,974,607,090	3,025,949,010
SEPARATE ACCOUNT LIABILITIES	45,915,577	42,219,218
Total liabilities	3,020,522,667	3,068,168,228

CAPITAL STOCK AND SURPLUS:
Common capital stock, $1.00 par value - 2,500,500 shares authorized;
2024: 2,500,435 (2023: 2,500,350) shares issued and outstanding	2,500,435	2,500,350

Gross paid in and contributed surplus	492,719,596	407,719,681
Unassigned funds	(280,521,464)	(199,612,313)
Total surplus	212,198,132	208,107,368

Total capital stock and surplus	214,698,567	210,607,718

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$ 3,235,221,234	$ 3,278,775,946
See notes to statutory-basis financial statements.

	2024	2023
INCOME:
Premiums and annuity considerations	$ 2,347,190	$ 8,245,274
Net investment income	8,491,888	8,154,801
Amortization of interest maintenance reserve	367,110	373,738
Commissions and expense allowances on reinsurance ceded	3,224,655	3,312,886
Fee income from Separate Accounts	1,002,802	1,214,220
Investment income on funds withheld	89,140,701	85,381,532
Other income	102,225	89,979

Total income	104,676,571	106,772,430

BENEFITS AND EXPENSES:
Death benefits	5,086,257	4,717,884
Disability benefits	3,164,395	5,714,985
Surrender benefits and withdrawals for life contracts	527,884	1,050,890
Interest and adjustments on contracts or deposit-type contract funds	46,675	44,837
Payments on supplementary contracts with life contingencies	31,222	31,222
Decrease in aggregate reserves for life contracts	(297,228)	(1,304,707)

Total benefits	8,559,205	10,255,111

Commissions on premiums	76,828	585,842
Commissions and expense allowances on reinsurance assumed	3,224,655	3,312,886
General insurance expenses	3,912,021	4,718,002
Insurance taxes, licenses and fees, excluding federal income taxes	918,963	813,734
Net transfers from Separate Accounts	(4,837,078)	(3,590,280)
Investment income on funds withheld ceded	89,140,721	85,382,375

Total benefits and expenses	100,995,315	101,477,670

Net gain from operations before federal income taxes and
net realized capital gains	3,681,256	5,294,760

Federal income tax expense, excluding tax on
capital gains	708,631	949,975

Net gain from operations after federal income taxes and
before net realized capital gains	2,972,625	4,344,785

Net realized capital losses less capital gains tax and
transfers to the interest maintenance reserve	(16,534)	(72,649)

NET INCOME	$ 2,956,091	$ 4,272,136

See notes to statutory-basis financial statements.

	2024	2023

CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$ 210,607,718	$ 206,927,106

Net income	2,956,091	4,272,136

Change in unrealized capital losses	(85,000,000)	—

Change in net deferred income tax	38,160	(12,819)

Change in non-admitted assets	(87,904)	7,623

Change in liability for reinsurance in unauthorized companies	1,169,018	(493,697)

Change in asset valuation reserve	15,484	(92,631)

Change in capital stock	85	—

Change in paid in surplus	84,999,915	—

CAPITAL STOCK AND SURPLUS, END OF YEAR	$ 214,698,567	$ 210,607,718

See notes to statutory-basis financial statements.

	2024	2023
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$ 2,580,677	$ 7,818,389
Net investment income	8,228,714	8,183,795
Miscellaneous income	108,844,596	24,622,363
Total receipts	119,653,987	40,624,547

Benefits and loss related payments	9,776,754	10,956,032
Net transfers from Separate Accounts	(4,837,078)	(3,590,280)
Commissions and other expenses paid	113,174,721	29,453,666
Federal income taxes paid	1,711,157	726,152
Total payments	119,825,554	37,545,570
Net cash (used in) from operations	(171,567)	3,078,977

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured or repaid	82,263,023	53,475,865
Cost of investments acquired	(157,202,371)	(70,110,916)
Net change in contract loans	155,611	88,011
Net cash used in investments	(74,783,737)	(16,547,040)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital stock	85	—
Issuance of capital stock	84,999,915
Net deposits on deposit-type contracts	(81,510)	(81,512)
Net payments from related parties	30,896	69,408
Other cash provided (used)	2,246,252	(2,563,045)
Net cash provided by (used in) financing and miscellaneous sources	87,195,638	(2,575,149)

Net change in cash, cash equivalents and short-term investments	12,240,334	(16,043,212)

CASH, CASH EQUIVALENTS
Beginning of year	2,920,225	18,963,437

End of year	$ 15,160,559	$ 2,920,225

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
During the years ended December 31, 2024 and 2023, the Company recorded the following non-cash activity:

	2024	2023

Accumulated policy value used to pay down contract loans	(124,231)	314,648
Non-cash transactions from deposit type contracts	8,336	13,201
Change to unrealized capital losses	85,000,000	—

See notes to statutory-basis financial statements.

1.   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

The Independence Life and Annuity Company (the “Company”) is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (“Life Holdco”) and manages a block of variable life insurance and fixed annuity policies. The Company began to issue Stop Loss insurance policies during 2020. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”) and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

BASIS OF PRESENTATION

The accompanying statutory-basis financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting principles prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Delaware insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted principles by the State of Delaware.

As of December 31, 2024 and 2023, the Commissioner of the Department has not permitted the Company to use any accounting practices that would cause the Company's earnings or financial position to deviate materially from NAIC SAP.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between NAIC SAP and GAAP that affect the Company are as follows:

•
NAIC SAP do not recognize, as assets, deferred policy acquisition costs and statutory non-admitted assets, such as prepaid expenses and receivables aged greater than 90 days. These assets are recognized under GAAP.

•
Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts, whereas under GAAP, contracts that do not subject the Company to significant risks arising from policyholder mortality or morbidity would be accounted for in a manner consistent with the accounting for interest bearing or other financial instruments.

•	Actuarial assumptions and reserving methods differ under NAIC SAP and GAAP.
•	Under NAIC SAP, an asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established, but are not under GAAP.
•	Under NAIC SAP, there are certain limitations on net deferred tax assets.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

•
Under NAIC SAP, fixed maturity securities are generally carried at amortized cost. Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value. Changes in unrealized gains and losses for securities classified as available-for-sale are reported net of taxes in a separate component of stockholder’s equity. Changes in unrealized gains and losses on trading securities are recorded in net investment income. For statutory purposes, securities that are in an unrealized loss position are reviewed to determine if an OTTI is present based on (a) the length of time and the extent to which fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments; if the decline is determined other than temporary, an impairment charge is recorded and the previous cost less impairment becomes the new cost basis. For GAAP, credit impairment is recognized through an allowance for credit losses as opposed to a direct write down of the security and improvements in expected cash flows are recognized immediately in income as a reduction in the allowance; the amount of time a security is in an unrealized loss position is not considered when assessing impairment.

•
Under NAIC SAP, investments in wholly owned subsidiaries are accounted for as common stocks using the equity pick-up method of accounting.  Under GAAP, these subsidiaries would be consolidated into the parent company’s financial statements.

•	The statutory-basis Statements of Cash Flows include the change in cash, cash equivalents and short-term investments whereas under GAAP only the change in cash and cash equivalents is included.
•
Under NAIC SAP, contracts that contain an embedded derivative are not bifurcated between components and are accounted for consistent with the host contract, whereas under GAAP the embedded derivative would be bifurcated from the host contract and accounted for separately unless the entire hybrid instrument is carried at fair value with changes in fair value reflected in GAAP earnings.

•
Under NAIC SAP, certain reinsurance transactions are accounted for using deposit accounting and assets and liabilities are reported net of reinsurance, whereas under GAAP, these transactions qualify for reinsurance accounting and assets and liabilities are reported gross of reinsurance.

•
GAAP requires that for certain reinsurance arrangements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, that the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets; NAIC SAP do not contain a similar requirement.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles prescribed or permitted by the Department requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could materially differ from those estimates. The most significant estimates are those used in determining the fair

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES (CONTINUED)

value of financial instruments, aggregate reserves for life policies and contracts, contract claims incurred but not reported, deferred income taxes, provision for income taxes and other-than-temporary impairment (“OTTI”) of investments.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments and debt securities. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Company’s cash and cash equivalents primarily include cash on hand, commercial paper and money market investments which have an original term to maturity of three months or less. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition. Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

INVESTED ASSETS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are carried at amortized cost using the scientific method, except for those securities where the NAIC designation is 6 and the fair value is less than amortized cost, in which case they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. The designations for residential and commercial mortgage-backed securities (“RMBS” and “CMBS”, respectively) were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendors corresponding to each NAIC designation. Comparisons were initially made to the model based on amortized cost. Where the resulting designation was a NAIC 6, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC designation. There was no impact to surplus due to RMBS and CMBS securities placed under regulatory review.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTED ASSETS (CONTINUED)

Debt Securities (Continued)

Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for OTTI adjustment is further described in Note 3.

Investments in Subsidiaries

The Company accounts for its investments in subsidiaries in accordance with the Statement of Standard Accountancy Practice ("SSAP") No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88. Investments in subsidiaries are carried at values based on the underlying statutory equity of the investee. However, at December 31, 2024 and 2023, the equity method did not apply to the investment in Sun Life Financial (U.S.) Reinsurance Company II (“SLDE”) as the investment was valued at zero based on the operating losses incurred. Application of the equity method will be discontinued until such a time that SLDE generates positive earnings in excess of cumulative losses. The Company's current period share of SLDE net gain is $40,126,669, accumulated share of SLDE net loss is $1,372,120,491, and the share of SLDE equity, including negative equity, is $545,531,068.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets represent a surplus note that is stated at amortized cost.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT RESERVES

The reserves for life insurance contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Revisions to these estimates are included in operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with the Statement of Standard Accountancy Practice ("SSAP") No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.

The effect of a change in tax rates on deferred tax assets and liabilities is recognized in surplus in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.

INCOME AND EXPENSES

For Variable Life, ceded and assumed life premiums are calculated based on the net amount at risk. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance policies. Expenses are charged to operations as incurred. For Universal Life, income and expenses are assumed from Sun Life Assurance Company of Canada ("SLOC") and ceded down to SLDE.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits (the “variable separate accounts”). Contracts for which funds are invested in the variable separate accounts are individual variable life insurance contracts.

Net investment income, capital gains and losses, and changes in mutual fund asset values on the variable separate accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the variable separate accounts are carried at fair value. The investment risk of such securities is retained by the contract holder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable separate accounts.

The activity of the separate accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.
•	The activity related to the guaranteed minimum death benefit (“GMDB”) which is reflected in the Company’s financial statements.
•	Premiums and withdrawals with offsetting transfers to/from the separate accounts are reflected in the Statements of Operations.
•
The dividends-received-deduction (“DRD”), which is included in the computation of the Company’s income tax expense, is calculated based upon the variable separate accounts’ assets held in connection with variable contracts.

2.    RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates. Management believes intercompany revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties. Below is a summary of the significant transactions with affiliates.

The Company did not receive any cash dividends from its wholly owned subsidiary as of December 31, 2024 and 2023.

2.    RELATED PARTY TRANSACTIONS (CONTINUED)

Reinsurance Agreements

The Company has a reinsurance agreement with SLOC, under which SLOC ceded to the Company 100% of the risks associated with certain universal life policies issued by SLOC’s United States Branch between January 1, 2000 and February 28, 2006 on a 100% funds withheld coinsurance basis. The Company has a retrocession agreement with SLDE, a wholly-owned subsidiary of the Company, under which the Company retroceded 100% of the liabilities assumed pursuant to the reinsurance agreement with SLOC. See additional disclosure in Note 4.

Under the terms of the reinsurance and retrocession agreements, the Company maintains a funds withheld receivable from SLOC and a retrocession funds withheld payable to SLDE in an amount equal to the funds withheld coinsurance reserve. The retrocession funds withheld account balance is adjusted to equal the receivable from SLOC as the funds withheld account is increased or decreased. These transactions do not result in a net impact to the surplus of the Company. See additional disclosures in Note 4.

Administrative Services Agreements and Other

The Company has an administrative services agreement with its affiliate, SLOC, under which SLOC provides general administrative services. The services provided include personnel, facilities, actuarial, legal and other administrative services on a cost reimbursement basis.

The Company is party to an investment advisory agreement with its affiliate, Sun Life Capital Management (U.S.) LLC ("SLCMUS"), formerly Sun Life Institutional Investments (U.S.) LLC, under which SLCMUS acts as investment manager for certain of the Company’s portfolios.

The Company has a risk management agreement with Disability Reinsurance Management Services, Inc., under which Disability Reinsurance Management Services, Inc. provides the Company with reinsurance intermediary broker services with regards to ceding Stop Loss business and provides accounting and actuarial services on the Company's behalf.

The Company had $397,457 and $367,155 due to related parties and $0 and $594 due from related parties as of December 31, 2024 and 2023, respectively, under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

3.	INVESTMENTS

Debt Securities

The statement value and fair value of the Company’s debt securities were as follows:
	December 31, 2024
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value

US Treasury & Agency	$ 24,946,802	$ 2,562	$ (5,442,594)	$ 19,506,770
Residential Mortgage Backed Securities	51,137,120	118,249	(3,551,589)	47,703,780
Commercial Mortgage Backed Securities	20,112,862	—	(1,112,544)	19,000,318
Corporate	91,498,070	161,086	(5,544,320)	86,114,836
Asset Backed Securities	22,337,172	90,713	(143,965)	22,283,920
Grand Total	$ 210,032,026	$ 372,610	$ (15,795,012)	$ 194,609,624

	December 31, 2023
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value

US Treasury & Agency	$ 24,901,977	$ 6,900	$ (4,807,392)	$ 20,101,485
Residential Mortgage Backed Securities	45,918,403	665,709	(2,826,910)	43,757,202
Commercial Mortgage Backed Securities	29,084,463	2,761	(1,625,856)	27,461,368
Corporate	92,028,689	223,524	(6,412,967)	85,839,246
Asset Backed Securities	26,730,667	101,942	(167,654)	26,664,955
Grand Total	$ 218,664,199	$ 1,000,836	$ (15,840,779)	$ 203,824,256

The statement value and estimated fair value by maturity date for debt securities, other than ABS and MBS are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2024		December 31, 2023
	Statement	Estimated	Statement	Estimated
	Value	Fair Value	Value	Fair Value
Due in one year or less	$ 4,248,443	$ 4,214,678	$ 3,354,187	$ 3,246,709
Due after one year through five years	54,406,389	52,435,562	60,311,769	57,113,679
Due after five years through ten years	35,380,350	30,956,542	30,072,378	25,638,461
Due after ten years	22,409,690	18,014,824	23,192,332	19,941,882
Total before asset and mortgage-backed securities	116,444,872	105,621,606	116,930,666	105,940,731
Asset and mortgage-backed securities	93,587,154	88,988,018	101,733,533	97,883,525
Total debt securities	$ 210,032,026	$ 194,609,624	$ 218,664,199	$ 203,824,256

3.	INVESTMENTS (CONTINUED)

Proceeds from sales and maturities of investments in debt securities during the years ended December 31, 2024 and 2023 were $82,259,107 and $47,432,858, respectively; gross realized gains were $1,644,111 and $167,531 and gross realized losses were $105,620 and $359,936, respectively.

Debt securities included above with a statement value of approximately $3,526,149 and $3,506,966 as of  December 31, 2024 and 2023, respectively, were on deposit with governmental authorities as required by law. Debt securities on deposit with governmental authorities represented 0.1% of total admitted assets as of December 31, 2024 and 2023, respectively.

Investment grade debt securities, which are those rated by the NAIC as either 1 or 2, were 100% of the Company’s total debt securities based on statement value, as of December 31, 2024 and 2023. Exposure to any single issuer is less than 10% of net admitted assets.

The Company recognizes and measures OTTI for structured securities in accordance with SSAP No. 43, Loan-Backed and Structured Securities (“SSAP No. 43”). In accordance with SSAP No. 43, if the fair value of a structured security is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. If the Company intends to sell the structured security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows discounted at the effective interest rate implicit in the security.

If the Company does not intend to sell the structured security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan specific information such as delinquency rates and loan-to-value ratios.

If the fair value of a debt security, other than those subject to SSAP No. 43, is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

3.	INVESTMENTS (CONTINUED)

The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Credit Committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a designation downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the Credit Committee exercises considerable judgment. Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis. No OTTI charge is recorded in the Company’s Statements of Operations for unrealized losses on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter. A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months. No OTTI charge is recorded in the Company’s Statements of Operations for unrealized losses on securities related to these issuers.

“Impaired List”- Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is other than temporarily impaired, the Company must record a loss through an appropriate adjustment in carrying value. The Company did not record OTTI for debt securities for the years ended December 31, 2024 and 2023, respectively.

      There was no OTTI recorded on debt securities pursuant to SSAP No. 43R held as of  December 31, 2024 and
      2023.

3.	INVESTMENTS (CONTINUED)

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and estimated fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2024 are as follows:
	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

US Treasury and Agency	—	$ —	$ —	9	$ 19,346,177	$ (5,442,594)	9	$19,346,177	$ (5,442,594)
RMBS	12	21,490,406	(769,497)	10	22,717,368	(2,782,092)	22	44,207,774	(3,551,589)
CMBS	3	3,813,455	(193,053)	9	15,186,862	(919,491)	12	19,000,317	(1,112,544)
Asset Backed Securities	—	—	—	1	1,745,824	(143,965)	1	1,745,824	(143,965)
Corporate	7	9,442,242	(180,982)	33	71,626,383	(5,363,338)	40	81,068,625	(5,544,320)
Grand Total	22	$ 34,746,103	$ (1,143,532)	62	$ 130,622,614	$(14,651,480)	84	$165,368,717	$(15,795,012)

The gross unrealized losses and estimated fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2023 are as follows:
	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

US Treasury and Agency	—	$ —	$ —	9	$ 19,935,032	$ (4,807,392)	9	$ 19,935,032	$ (4,807,392)
RMBS	4	4,078,996	(128,352)	10	22,963,823	(2,698,558)	14	27,042,819	(2,826,910)
CMBS	6	11,946,403	(620,343)	9	15,085,495	(1,005,513)	15	27,031,898	(1,625,856)
Asset Backed Securities	1	4,480,567	(19,284)	2	2,572,079	(148,370)	3	7,052,646	(167,654)
Corporate	1	994,121	(5,100)	40	80,733,282	(6,407,867)	41	81,727,403	(6,412,967)
Grand Total	12	$ 21,500,087	$ (773,079)	70	$ 141,289,711	$ (15,067,700)	82	$ 162,789,798	$(15,840,779)

3.	INVESTMENTS (CONTINUED)

Investment Gains and Losses

Realized capital gains and losses on debt securities, which relate to changes in levels of interest rates, are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from the remaining investments are reported, net of tax, on the Statements of Operations, but are not included in the computation of net gain from operations. Realized capital gains and losses, including OTTI, for the years ended December 31, 2024 and 2023 are shown below.
	Years Ended December 31,
	2024	2023
Realized gains (losses):
Debt securities	$ 1,538,491	$ (192,405)
Cash, cash equivalents and short-term investments	3,916	(6,478)
Derivative instruments	—	(2,391)
Gross realized gains (losses)	1,542,407	(201,274)
Capital gains tax expense paid	340,439	28,494
Net realized gains (losses)	1,201,968	(229,768)
Transferred to IMR	1,218,502	(157,119)
Total	$ (16,534)	$ (72,649)

Changes in unrealized gains and losses from investments carried at fair value are reported as a component of capital and surplus net of deferred income taxes. There has been no change in net unrealized capital gains during the years ended December 31, 2024 and 2023.

There was no deferred tax expense netted in unrealized capital gains during the years ended 2024 and 2023.

Net Investment Income

Net investment income consisted of:
	Years ended December 31,
	2024	2023
Debt securities	$ 7,892,387	$ 7,587,246
Contract loans	328,020	312,386
Cash, cash equivalents and short-term investments	434,989	408,124
Other invested assets	87,598	87,682
Other investment income	79,608	37,372
Gross investment income	8,822,602	8,432,810

Investment expense	330,714	278,009
Net investment income	$ 8,491,888	$ 8,154,801

3.	INVESTMENTS (CONTINUED)

The Company’s policy is to exclude all investment income due and accrued with amounts that are over 90 days past due or where the collection of income is uncertain. The Company did not exclude any investment income due and accrued from surplus for the years ended December 31, 2024 and 2023.

4.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

See Note 2 for disclosure regarding the reinsurance and retrocession agreements with related parties.

The effects of reinsurance for the years ended December 31, 2024 and 2023, were as follows:
	Years Ended December 31,
	2024	2023
Premiums and annuity considerations:
Direct	$ 4,307,217	$ 15,275,582
Assumed - Affiliated	(34,881,727)	(15,734,913)
Ceded - Non-Affiliated	(1,960,027)	(7,030,308)
Ceded - Affiliated	34,881,727	15,734,913
Net premiums and annuity considerations	$ 2,347,190	$ 8,245,274

Insurance and other individual policy benefits, claims and expenses:
Direct	$ 12,018,112	$ 16,241,990
Assumed - Affiliated	123,877,753	111,236,643
Ceded - Non-Affiliated	(3,736,238)	(5,777,899)
Ceded - Affiliated	(123,877,753)	(111,236,643)
Net policy benefits and claims	$ 8,281,874	$ 10,464,091

The following schedule reflects related party reinsurance information recorded in the Statements of Operations for the years ended December 31, 2024 and 2023.
	December 31, 2024
	Assumed	Ceded
Premiums and annuity considerations	$ (34,881,727)	$ 34,881,727
Commission and expense allowance	3,224,655	(3,224,655)
Policy benefits and changes in reserves	46,799,724	(46,799,724)

	December 31, 2023
	Assumed	Ceded
Premiums and annuity considerations	$ (15,734,913)	$ 15,734,913
Commission and expense allowance	3,312,886	(3,312,886)
Policy benefits and changes in reserves	71,373,473	(71,373,473)
4.	REINSURANCE (CONTINUED)

Due to the nature of the Company’s operations, the balances reported on the Statements of Operations for the years ended December 31, 2024 and 2023 represent the effects of non-affiliated ceded reinsurance for the following: Premium and annuity considerations, Death benefits and Change in aggregate reserves for life contracts, Surrender benefits and withdrawals for life contracts, as well as Investment income on funds withheld, Commission and expense allowances as related to the affiliated reinsurance, assumed and ceded.

The Company has not identified any reinsurance contracts with risk-limiting features that require additional disclosure under SSAP No. 61.

5.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

Policy and contract reserves are computed and developed as described in Note 1.

The Company does not have in force any recurring premium life insurance business. Surrender values are not promised in excess of reserves as legally computed. The Company did not have any substandard policies as of December 31, 2024 and 2023.

As of December 31, 2024 and 2023, the Company had $3,282,009,581 and $3,426,046,095, respectively, of insurance in force for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. This amount is the direct amount of insurance in force of $6,011,054,892 and $6,260,855,850, respectively, on the applicable policies as reported by the direct writer, SLOC, reduced by the amount ceded by SLOC for its yearly renewable term reinsurance agreements with other companies. Deficiency reserves held by the Company to cover the above insurance totaled $276,040,253 and $293,609,478 as of December 31, 2024 and 2023, respectively. All of this insurance is assumed and then ceded 100% to an affiliate.

The Tabular Interest, Tabular Less Actual Reserves Released, and the Tabular Cost have all been determined by formula, as described in the NAIC instructions.  For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Other than the normal update of reserves, there were no significant reserve changes during the years ended December 31, 2024 and 2023.

6.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES AND LIFE RESERVES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies are as follows for the statement year:
December 31, 2024
INDIVIDUAL ANNUITIES	General Account	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$ —	0%
At book value less current surrender charge
of 5% or more	—	0%
At fair value	—	0%
Total with adjustment or at fair value	—	0%
At book value without adjustment
(minimal or no charge or adjustment)	—	0%
Not subject to discretionary withdrawal	203,338	100%
Total (Gross: Direct & Assumed)	203,338	100%
Reinsurance ceded	—
Total, net	$ 203,338

December 31, 2024
DEPOSIT-TYPE CONTRACTS	General Account	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$ —	— %
At book value less current surrender charge
of 5% or more	—	— %
At fair value	—	— %
Total with adjustment or at fair value	—	— %
At book value without adjustment
(minimal or no charge or adjustment)	—	— %
Not subject to discretionary withdrawal	288,062	100%
Total (Gross: Direct & Assumed)	288,062	100%
Reinsurance ceded	—
Total, net	$ 288,062

6.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES AND LIFE RESERVES (CONTINUED)

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies for December 31, 2023 are as follows:

December 31, 2023
INDIVIDUAL ANNUITIES	General Account	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$ —	— %
At book value less current surrender charge
of 5% or more	—	— %
At fair value	—	— %
Total with adjustment or at fair value	—	— %
At book value without adjustment
(minimal or no charge or adjustment)	—	— %
Not subject to discretionary withdrawal	211,862	100%
Total (Gross: Direct & Assumed)	211,862	100%
Reinsurance ceded	—
Total, net	$ 211,862

December 31, 2023
DEPOSIT-TYPE CONTRACTS	General Account	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$ —	— %
At book value less current surrender charge
of 5% or more	—	— %
At fair value	—	— %
Total with adjustment or at fair value	—	— %
At book value without adjustment
(minimal or no charge or adjustment)	—	— %
Not subject to discretionary withdrawal	358,762	100%
Total (Gross: Direct & Assumed)	358,762	100%
Reinsurance ceded	—
Total, net	$ 358,762

6.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES AND LIFE RESERVES (CONTINUED)

The withdrawal characteristics of life actuarial reserves as of December 31, 2024 are as follows:
	General Account			Separate Account - Guaranteed and Non-guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal:
Term Policies with Cash Value	$ —	$ —	$ —	$ —	$ —	$ —
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	1,252,945,103	1,251,595,920	3,779,520,856	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life with Secondary Guarantees	—	—	—	—	—	—
Variable Life	9,443,694	9,443,694	9,443,694	45,915,577	45,915,577	45,915,577
Variable Universal Life	—	—	—	—	—	—
Miscellaneous Reserves	—	—	—	—	—	—

Not Subject to Discretionary Withdrawal:
Term Policies without Cash Value	XXX	XXX	—	XXX	XXX	—
Accidental Death Benefits	XXX	XXX	60	XXX	XXX	—
Disability - Active Lives	XXX	XXX	497	XXX	XXX	—
Disability - Disabled Lives	XXX	XXX	—	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	280,210,537	XXX	XXX	—

Total	1,262,388,797	1,261,039,614	4,069,175,644	45,915,577	45,915,577	45,915,577
Reinsurance Ceded	1,252,945,103	1,251,595,920	4,055,561,666	—	—	—
Total (Net)	$ 9,443,694	$ 9,443,694	$ 13,613,978	$ 45,915,577	$ 45,915,577	$ 45,915,577

7. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The following accident and health policy claim incurred but not reported reserve activity, including the present value of amounts not yet due, is reported as a component of the total aggregate reserves for accident and health contracts and the contract claims. The activity for the year ended December 31, 2024 and December 31, 2023 is summarized as follows:

	2024	2023
Balance, beginning of year	$ 2,327,617	$ 1,840,424
Incurred losses related to:
Current year	1,605,930	4,586,946
Prior year	1,558,465	1,128,039
Total incurred	3,164,395	5,714,985
Paid losses related to:
Current year	775,627	2,320,125
Prior year	3,831,524	2,907,667
Total paid	4,607,151	5,227,792

Balance, end of year	$ 884,861	$ 2,327,617

The incurred losses and loss adjustments relating to insured events in the prior year are a result of a reassessment of the estimates of the costs on certain claims outstanding.

8.    SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in variable separate accounts include individual variable life insurance contracts. The assets of this account are carried at fair value and the investment risk of such securities is retained by the contract holder. These variable products provide minimum death benefits. The minimum guaranteed benefit reserves associated with the unitized separate account are reported in Aggregate reserve for life contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these variable contracts. Investment income and changes in mutual fund asset values on variable separate accounts are allocated to policyholders and therefore are not reflected in the Statements of Operations of the general account.

The Company summarized the reported assets and liabilities from these product lines/transactions into the Independence Variable Life Separate Account.

8.	SEPARATE ACCOUNTS (CONTINUED)

The variable separate account assets are legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of legally insulated is supported by section 2932 of the Delaware Insurance Code.

The Company maintained separate account assets totaling $45,915,577 and $42,219,218, of which all were assets legally insulated from the general account, as of December 31, 2024 and 2023, respectively.

Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the general account Statement of Operations as a component of Net transfers from Separate Accounts. The variable separate accounts are non-guaranteed separate accounts, wherein the policyholder assumes substantially all the investment risks and rewards. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The Company had $170,284 and $228,540 of reserves for minimum death benefit guarantees as of December 31, 2024 and 2023, respectively.

The general account of the Company had a maximum guarantee for separate account liabilities of $30,582,034 and $28,958,841 as of December 31, 2024 and 2023, respectively.

To compensate the general account for the risk taken, the separate account paid risk charges of $869,379 and $515,347 during the years ended December 31, 2024 and 2023, respectively.

The Company paid expenses related to the GMDB reserve held in the general account of $1,535,390 and $1,032,316 for the years ended December 31, 2024 and 2023, respectively.

The Company does not engage in securities lending transactions within the Separate Account.

Below is the reconciliation of net transfers from Separate Accounts:
	Years Ended December 31,
	2024	2023
Transfers from Separate Accounts	$ (4,837,078)	$ (3,590,280)

Net transfers from Separate Accounts on the Statements of Operations	$ (4,837,078)	$ (3,590,280)

8.	SEPARATE ACCOUNTS (CONTINUED)

An analysis of the Separate Accounts of the Company as of December 31, 2024 and 2023 is as follows:
	2024	2023
	Non-guaranteed Separate Accounts	Non-guaranteed Separate Accounts

Premiums, considerations or deposits	$ —	$ —

Reserves
For accounts with assets at:
Fair value	45,915,577	42,219,218
Total reserves	$ 45,915,577	$ 42,219,218

By withdrawal characteristics:
With fair value adjustment	$ —	$ —
At fair value	45,915,577	42,219,218
Subtotal	45,915,577	42,219,218
Not subject to discretionary
withdrawal	—	—
Total	$ 45,915,577	$ 42,219,218

9.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, “Fair Value Measurements” (“SSAP 100”). Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

9.    FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The levels of the fair value hierarchy are as follows:

Level 1

Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities and investments in publicly traded mutual funds with quoted market prices.

Level 2

Observable inputs other than Level 1 prices, such as quoted prices in active markets for similar assets or liabilities; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the government, municipal bonds, structured notes and certain ABS, including collateralized debt obligations, RMBS, CMBS, certain corporate debt and certain private equity investments.

Level 3

Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments and certain mutual fund holdings.

There have been no significant changes made in valuation techniques during 2024 or 2023.

9.   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The Company’s assets by classification reported at fair value as of December 31, 2024 are as follows:
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Separate Accounts assets (a)	$ 45,915,577	$ —	$ —	$ 45,915,577
Total assets at fair value	$ 45,915,577	$ —	$ —	$ 45,915,577

The Company’s assets by classification reported at fair value as of December 31, 2023 are as follows:
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Separate Accounts assets (a)	$ 42,219,218	$ —	$ —	$ 42,219,218
Total assets at fair value	$ 42,219,218	$ —	$ —	$ 42,219,218

(a) Separate Accounts assets include invested assets carried at fair value. There was no investment income receivable at December 31, 2024 and 2023.

The Company transfers assets into or out of levels at the fair value as of the beginning of the reporting period. Transfers made are the result of changes in the level of observability of inputs used to price assets as well as changes in NAIC designations. No transfers between levels 1 and 2 occurred during the years ended December 31, 2024 and 2023.

There are no assets or liabilities carried at fair value categorized as Level 3 and no transfers to/from assets or liabilities categorized as Level 3 for the years ended December 31, 2024 and 2023.

The following table presents the carrying amounts and estimated fair values by fair value hierarchy of the Company’s financial instruments as of December 31, 2024:
	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)
Financial Assets:
Debt securities	$ 194,609,624	$ 210,032,026	$ 19,506,771	$ 175,102,853	$ —	$ —
Cash, cash equivalents and
short-term investments	15,160,559	15,160,559	15,160,559	—	—	—
Contract loans	6,853,869	6,853,869	—	6,853,869	—	—
Other invested assets	1,682,811	2,173,721	—	1,682,811	—	—
Separate Account assets	45,915,577	45,915,577	45,915,577	—	—	—
Total Assets	$ 264,222,440	$ 280,135,752	$ 80,582,907	$ 183,639,533	$ —	$ —

Financial Liabilities:			—
Contract holder deposit
funds	$ 288,062	$ 288,062	$ —	$ —	$ 288,062	$ —

9.   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying amounts and estimated fair values by fair value hierarchy of the Company’s financial instruments as of December 31, 2023:
	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)
Financial Assets:
Debt securities	$ 203,824,256	$ 218,664,199	$ 20,101,487	$ 183,722,769	$ —	$ —
Cash, cash equivalents and
short-term investments	2,920,225	2,920,225	2,920,225	—	—	—
Contract loans	6,786,991	6,786,991	—	6,786,991	—	—
Other invested assets	1,843,497	2,175,793	—	1,843,497	—	—
Separate Account assets	42,219,218	42,219,218	42,219,218	—	—	—
Total Assets	$ 257,594,187	$ 272,766,426	$ 65,240,930	$ 192,353,257	$ —	$ —

Financial Liabilities:
Contract holder deposit
funds	$ 358,762	$ 358,762	$ —	$ —	$ 358,762	$ —

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Debt securities - The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics. A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.
9.   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Debt securities (continued) - The Company’s ability to liquidate positions in privately-placed fixed maturity securities could be impacted to a significant degree by the lack of an actively traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

Cash, cash equivalents and short-term investments - Cash on hand and cash equivalents, which are comprised of cash sweep investments, are classified as Level 1. Short-term investments are comprised of U.S. Treasury securities that have quoted prices in an active market and are categorized as Level 1.

Contract loans - Contract loans are carried at their unpaid principal balances. The fair value of contract loans, for disclosure purposes, is approximated by their carrying value, as policy loans are fully secured by policy values on which the loans are made.

Other invested assets – Other invested assets include a surplus note. The fair values of surplus notes are estimated using models which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics or are priced using market prices or broker quotes.

Separate Accounts assets - Separate Account assets reported as Level 1 in the fair value hierarchy are mostly comprised of common stocks and actively traded open-end registered mutual funds with a daily net asset value (“NAV”). The NAV can be observed by redemption and subscription transactions between third parties, or may be obtained from third party asset managers.

Contract holder deposit funds - The fair values of the Company’s general account insurance reserves and liabilities under investment-type contracts (universal life, annuities and certain pension contracts and institutional contracts) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

10. STATUTORY INVESTMENT VALUATION RESERVES

The AVR provides a reserve for credit-related losses from investments in debt securities, preferred stocks, mortgage loans and short-term investments with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on debt securities which relate to changes in levels of interest rates are charged or credited to the IMR and amortized into income over the remaining contractual life of the security sold.

10. STATUTORY INVESTMENT VALUATION RESERVES (CONTINUED)

The table shown below presents changes in the AVR and IMR:
	December 31, 2024		December 31, 2023
	AVR	IMR	AVR	IMR
Balance, beginning of year	$ 1,091,898	$ 5,119,593	$ 999,267	$ 5,650,450
Net realized investment gains (losses),
net of tax	—	1,218,502	—	(157,119)
Less amortization of net investment gains	—	(367,110)	—	(373,738)
Increase in reserve based upon Securities
Valuations Office requirements	53,572	—	92,631	—
Balance, before transfers	1,145,470	5,970,985	1,091,898	5,119,593
Adjustment down to maximum	(69,056)	—	—	—
Balance, end of year	$ 1,076,414	$ 5,970,985	$ 1,091,898	$ 5,119,593

11.  FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2024 and 2023.

On August 16, 2022, the Inflation Reduction Act (“IRA”) was signed into law and includes certain corporate income tax provisions. Impacts to the Company include the imposition of a corporate alternative minimum tax "CAMT" applicable to tax years beginning after December 31, 2022. The CAMT imposes a 15% minimum tax on adjusted financial statement income on applicable corporations. The Company has determined it is an applicable corporation and is subject to CAMT starting in 2023. Pending final regulations, the Company determined that it does not have a CAMT liability in 2023 or 2024. The Company has not made an accounting policy election regarding CAMT when evaluating the need for a valuation allowance for its regular tax DTAs.

11.  FEDERAL INCOME TAXES (CONTINUED)

The components of the deferred tax assets (“DTAs”) and deferred tax liabilities (“DTLs”) as of December 31, 2024 and 2023 are as follows:
	December 31, 2024
Description	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 932,619	$ —	$ 932,619
Statutory Valuation Allowance Adjustments	—	—	—
Adjusted Gross Deferred Tax Assets	932,619	—	932,619
Deferred Tax Assets Nonadmitted	571,203	—	571,203
Subtotal Net Admitted Deferred Tax Assets	361,416	—	361,416
Deferred Tax Liabilities	85,041	—	85,041
Net Admitted Deferred Tax Assets	$ 276,375	$ —	$ 276,375

	December 31, 2023
Description	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 939,128	$ —	$ 939,128
Statutory Valuation Allowance Adjustments	—	—	—
Adjusted Gross Deferred Tax Assets	939,128	—	939,128
Deferred Tax Assets Nonadmitted	525,833	—	525,833
Subtotal Net Admitted Deferred Tax Assets	413,295	—	413,295
Deferred Tax Liabilities	129,710	—	129,710
Net Admitted Deferred Tax Assets	$ 283,585	$ —	$ 283,585

	Change
Description	Ordinary		Capital	Total
Gross Deferred Tax Assets	$ (6,509)		$ —	$ (6,509)
Statutory Valuation Allowance Adjustments	—		—	—
Adjusted Gross Deferred Tax Assets	(6,509)		—	(6,509)
Deferred Tax Assets Nonadmitted	45,370		—	45,370
Subtotal Net Admitted Deferred Tax Assets	(51,879)	—	—	(51,879)
Deferred Tax Liabilities	(44,669)		—	(44,669)
Net Admitted Deferred Tax Assets	$ (7,210)		$ —	$ (7,210)

11.  FEDERAL INCOME TAXES (CONTINUED)

The following table provides component amounts of the Company's net admitted DTA calculation by tax character. The components of the admission calculation were performed under (i) paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c of SSAP No. 101 for the years ended December 31, 2024 and 2023.
	December 31, 2024
Description	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$ —	$ —	$ —
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	276,375	—	276,375
(c) 11.b.i	276,375	—	276,375
(d) 11.b.ii	XXX	XXX	32,163,329
(e) Admitted Pursuant to 11.c.	85,041	—	85,041
(f) Total admitted under 11.a. - 11.c.	361,416	—	361,416
(g) Deferred tax liabilities	85,041	—	85,041
Net admitted deferred tax assets	$ 276,375	$ —	$ 276,375

	December 31, 2023
Description	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$ —	$ —	$ —
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	283,585	—	283,585
(c) 11.b.i	283,585	—	283,585
(d) 11.b.ii	XXX	XXX	31,548,620
(e) Admitted Pursuant to 11.c.	129,710	—	129,710
(f) Total admitted under 11.a. - 11.c.	413,295	—	413,295
(g) Deferred tax liabilities	129,710	—	129,710
Net admitted deferred tax assets	$ 283,585	$ —	$ 283,585

	Change
Description	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$ —	$ —	$ —
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	(7,210)	—	(7,210)
(c) 11.b.i	(7,210)	—	(7,210)
(d) 11.b.ii	XXX	XXX	614,709
(e) Admitted Pursuant to 11.c.	(44,669)	—	(44,669)
(f) Total admitted under 11.a. - 11.c.	(51,879)	—	(51,879)
(g) Deferred tax liabilities	(44,669)	—	(44,669)
Net admitted deferred tax assets	$ (7,210)	$ —	$ (7,210)

11.  FEDERAL INCOME TAXES (CONTINUED)

	2024	2023
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	552%	531%

Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$ 214,422,194	$ 210,324,133

The following table provides the impact of tax planning strategies, if used in the Company’s SSAP No. 101 calculation, on adjusted gross and net admitted DTAs.
		December 31, 2024		December 31, 2023		Change
Description		Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of adjusted gross deferred
tax assets and net admitted deferred
assets, by tax character as a percentage
1	Adjusted Gross DTAs	$ 932,619	$ —	$ 939,128	$ —	$ (6,509)	$ —
2	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0%	0%	0%	0%	0%	0%
3	Net admitted Adjusted Gross DTAs	$ 361,416	$ —	$ 413,295	$ —	$ (51,879)	$ —
4	Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	75%	0%	66%	0%	9%	0%

The Company’s tax planning strategy includes the use of reinsurance-related strategies.

Current income taxes incurred consist of the following major components:
	Years Ended December 31,
	2024	2023	Change
Federal tax expense from operations	$ 708,631	$ 949,975	$ (241,344)
Federal income tax on net capital gains	340,439	28,494	311,945
Current income tax expense	$ 1,049,070	$ 978,469	$ 70,601

11.  FEDERAL INCOME TAXES (CONTINUED)

The main components of DTAs and DTLs as of December 31, 2024 and 2023 are as follows:
	2024	2023	Change
Deferred Tax Assets:
Ordinary:
Policyholder reserves	$ 917,515	$ 921,683	$ (4,168)
Investments	—	1,045	(1,045)
Other	15,104	16,400	(1,296)
Total ordinary deferred tax assets	932,619	939,128	(6,509)
Nonadmitted	571,203	525,833	45,370
Admitted ordinary deferred tax assets	361,416	413,295	(51,879)
Admitted capital deferred tax assets	—	—	—

Admitted deferred tax assets	$ 361,416	$ 413,295	$ (51,879)

Deferred Tax Liabilities:
Ordinary:
Investments	$ 85,041	$ 129,710	$ (44,669)
Total ordinary deferred tax liabilities	85,041	129,710	(44,669)
Total capital deferred tax liabilities	—	—	—

Deferred tax liabilities	$ 85,041	$ 129,710	$ (44,669)

Net admitted deferred tax assets	$ 276,375	$ 283,585	$ (7,210)

The change in net deferred income taxes is comprised of the following:

Description	2024	2023	Change
Total deferred tax assets	$ 932,619	$ 939,128	$ (6,509)
Total deferred tax liabilities	85,041	129,710	(44,669)
Net deferred tax asset	$ 847,578	$ 809,418	$ 38,160

11.  FEDERAL INCOME TAXES (CONTINUED)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before federal income taxes. The significant items causing this difference at December 31, 2024 and 2023 are as follows:
	December 31, 2024			December 31, 2023
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate
Income before taxes	$ 3,681,256	$ 773,064	14.8%	$ 5,294,760	$ 1,111,900	21.8%
Pre-tax capital gains - Pre IMR	1,542,407	323,906	6.2%	(201,274)	(42,268)	-0.8%
Dividends received deduction	(97)	(20)	0.0%	(20)	(4)	0.0%
Non-deductible expenses	20	4	0.0%	855	180	0.0%
Interest Maintenance Reserve	(367,110)	(77,093)	-1.5%	(373,738)	(78,485)	-1.5%
Change in non-admitted assets	(42,534)	(8,932)	-0.2%		—	0.0%
Prior year over accrual	(90)	(19)	0.0%	(157)	(33)	0.0%
Other		—	0.0%	(8)	(2)	0.0%
Total statutory income taxes		$ 1,010,910	19.3%		$ 991,288	19.5%

Federal income taxes incurred		1,049,070	20.0%		978,469	19.2%
Change in net deferred income taxes		(38,160)	-0.7%		12,819	0.3%
Total statutory income taxes		$ 1,010,910	19.3%		$ 991,288	19.5%

At December 31, 2024 and 2023, respectively, the Company has no net operating losses carryforwards and no capital loss carryforwards.

The following are income tax expenses (benefits) incurred in the current and prior years. Losses incurred after December 31, 2020 are not allowed to be carried back under the Tax Cuts and Jobs Act of 2017.
Year	Amount
2024	$ 1,047,918
2023	$ 975,464
2022	$ 697,067

The Company has no protective tax deposits under Section 6603 of the Internal Revenue Service ("IRS") Code.

The Company files its federal tax return as part of a consolidated group return. The IRS completed an examination of the consolidated returns for 2014-2018 with a disagreed Notice of Proposed Adjustment related to another member of the group. The adjustment is currently being reviewed by IRS Appeals.

11.  FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated federal income tax return with SLC - U.S. Ops Holdings for the year ended December 31, 2024, as the Company did for the year ended December 31, 2023. See further details below. The Company has written agreement approved by the Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis, with a final true up after filing of the federal income tax return, as prescribed by the terms of the tax sharing agreement.

The Company will file a consolidated federal income tax return for 2024 including the following companies:

(1)	Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.	(25)	Dailyfeats, Inc. (d.b.a Maxwell Health)
(2)	Sun Life Financial (U.S.) Holdings, Inc.	(26)	Sun Life (U.S.) Holdco 2020 Inc.
(3)	Sun Life Financial (Japan), Inc.	(27)	SL Finance 2007-1, Inc.
(4)	Sun Canada Financial Co.	(28)	Sun Life Financial (U.S.) Delaware Finance 2020, LLC
(5)	Sun Life Financial Distributors, Inc.	(29)	SL Investment US-RE Holdings 2009-1, Inc.
(6)	Sun Life of Canada (U.S.) Holdings, Inc.	(30)	Pinnacle Care International, Inc.
(7)	Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	(31)	Dentaquest Group, Inc.
(8)	Independence Life and Annuity Company	(32)	Pacific Dental Network, Inc.
(9)	Sun Life Financial (U.S.) Reinsurance Company	(33)	) California Dental Network, Inc.
(10)	Massachusetts Financial Services Company	(34)	Adenta, Inc.
(11)	MFS Fund Distributors, Inc.	(35)	Advantage Leveraged Lenders, Inc.
(12)	MFS Service Center, Inc.	(36)	Insurance Associated Plus, Inc.
(13)	MFS Institutional Advisors, Inc.	(37)	DCP Holding Company, Inc.
(14)	MFS Heritage Trust Company	(38)	DentaQuest USA Insurance Company, Inc.
(15)	Sun Life Administrators (U.S.), Inc.	(39)	DentaQuest of Florida, Inc.
(16)	Sun Life Financial (U.S.) Services Company, Inc.	(40)	DentaQuest National Insurance Company, Inc.
(17)	Professional Insurance Company	(41)	Dental Care Plus, Inc.
(18)	Sun Life Financial (U.S.) Reinsurance Company II	(42)	Advantage Dental Group, P.C.
(19)	Sun Life Financial (U.S.) Delaware Finance, LLC	(43)	Advantage Dental Oral Health Center of Massachusetts, P.C. f/k/a DentaQuest Oral Health Center of Massachusetts, P.C.
(20)	Sun Life Financial Investment Management U.S., Inc.	(44)	Gary W. Allen, D.M.D, P.C.
(21)	Disability Reinsurance Management Services, Inc.	(45)	Advantage Dental Oral Health Center of Oklahoma, P.C.
(22)	The Premier Dental Group, Inc.	(46)	Advantage Dental Oral Health and Vision Center of Alabama, P.C.
(23)	Landmark Dental Alliance, Inc.	(47)	Advantage Dental Oral Health Center of Florida, PA
(24)	Sun Life Financial (Bermuda) Reinsurance Ltd.	(48)	Advantage Dental Oral Health Center of Texas, P.C.

As of December 31, 2024 and 2023, there are no positions for which management believes it to be reasonably possible that total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.

At December 31, 2024, the Company has no Corporate Alternative Minimum Tax ("CAMT") credit carryforward.
12. CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the Company's statutory net gain from operations for the preceding calendar year, not including realized capital gains. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.

On December 11, 2024, the Company issued 85 common shares, $1.00 par value per share, to its sole shareholder, Life Holdco for a subscription price of $85,000,000. On the same day, the Company subscribed 850,000 Common Shares, $100 par value per share, of the Company’s wholly owned direct subsidiary, SLDE, for a subscription price of $85,000,000.

No dividends were declared or paid by the Company during the years ended December 31, 2024 and 2023.

The portion of unassigned funds (surplus) represented or (reduced) by each of the following items at December 31, 2024 and 2023 was as follows:
	2024	2023
Net unrealized capital losses	$ (353,000,000)	$ (268,000,000)
Non-admitted assets	(613,745)	(525,841)
Asset valuation reserve	(1,076,414)	(1,091,898)

13. RISK-BASED CAPITAL

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under NAIC SAP, taking into account the risk characteristics of its investments and products. The Company has met the minimum RBC requirements at December 31, 2024 and 2023.

14.  COMMITMENTS AND CONTINGENT LIABILITIES

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and provide annual limits on

14.  COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Regulatory and industry developments (continued)

such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of associated premium taxes.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, income taxes and other matters

The Company is sometimes party to threatened or pending legal proceedings, including ordinary routine litigation incidental to the business, both as a defendant and as a plaintiff. While it is not possible to predict the resolution of these proceedings, management believes, based upon currently available information, that the ultimate resolution of these matters will not be materially adverse to the Company’s financial position, results of operations or cash flows.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Lease commitments

The Company has no direct leases for facilities and equipment. Total rental expenses allocated to the Company were $0 and $41,023 for the years ended December 31, 2024 and 2023, respectively.

15. SUBSEQUENT EVENTS

Subsequent events were evaluated from the balance sheet date through the date of issuance of the audited statutory-basis financial statements, which were made available on April 18, 2025.
***

INVESTMENT INCOME
U.S. Government bonds	$ 393,179
Other bonds (unaffiliated)	7,499,208
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	—
Real estate	—
Contract loans	328,020
Cash, cash equivalents & short-term investments	434,989
Derivative instruments	—
Miscellaneous investment income	79,608
Other invested assets	87,598
Gross investment income	$ 8,822,602

REAL ESTATE OWNED - Gross book value less encumbrances	—

MORTGAGE LOANS - Gross book value
Farm mortgages	—
Residential mortgages	—
Commercial mortgages	—
Total mortgage loans	$ —

MORTGAGE LOANS BY STANDING - Gross book value:
Good standing	—
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	—

OTHER LONG-TERM INVESTED ASSETS - Statement value	2,173,721

COLLATERAL LOANS	—

BONDS AND STOCKS OF PARENTS, SUBSIDIARIES AND AFFILIATES:
Book value:
Bonds	$ —
Preferred stocks	—
Common stocks	—

BONDS AND SHORT-TERM INVESTMENTS BY CLASS AND MATURITY:
Bonds by maturity - statement value:
Due within 1 year or less	$ 30,682,695
Over 1 year through 5 years	90,682,973
Over 5 years through 10 years	59,045,714
Over 10 years through 20 years	31,354,436
Over 20 years	11,925,273
Total by maturity	$ 223,691,091

Bonds by class - statement value:
Class 1 and Exempt Obligations	$ 183,008,492
Class 2	40,682,599
Class 3	—
Class 4
Class 5	—
Class 6	—
Total by class	$ 223,691,091

Total bonds publicly traded	145,228,321
Total bonds privately placed	78,462,769

PREFERRED STOCKS - Statement value	—

COMMON STOCKS - Market value	—

SHORT-TERM INVESTMENTS - Book value	13,659,064

OPTIONS, CAPS & FLOORS OWNED - Statement value	—

OPTIONS, CAPS & FLOORS WRITTEN AND IN FORCE - Statement value	—

COLLAR, SWAP & FORWARD AGREEMENTS OPEN - Statement value	—

FUTURES CONTRACTS OPEN - Current value	—

CASH ON DEPOSIT	1,501,495

CASH EQUIVALENTS	—

LIFE INSURANCE IN FORCE:
Industrial	$ —
Ordinary	3,941,108,000
Credit Life	—
Group Life	—

AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER
ORDINARY POLICIES	500,000

LIFE INSURANCE POLICIES WITH DISABILITY PROVISION IN FORCE:
Industrial	—
Ordinary	7,513,000
Credit life	—
Group life	—

SUPPLEMENTARY CONTRACTS IN FORCE:
Ordinary - not involving life contingencies:
Amount on deposit	288,062
Income payable	40,755
Ordinary - involving life contingencies:
Income payable	21,149
Group - not involving life contingencies:
Amount of deposit	—
Income payable	—
Group - involving life contingencies
Income payable	—

ANNUITIES:
Ordinary:
Immediate - amount of income payable	—
Deferred - fully paid account balance	—
Deferred - not fully paid - account balance	—
Group:
Amount of income payable	—
Fully paid account balance	—
Not fully paid - account balance	—

ACCIDENT AND HEALTH INSURANCE - Premiums in force:
Ordinary	—
Group	3,937,116
Credit	—

DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS:
Deposit funds - account balance	—
Dividend accumulations - account balance	—

CLAIM PAYMENTS 2024:
Group accident and health - year ended December 31, 2024:
2024	$ 775,627
2024- 1	3,831,524
2024- 2	—
2024 - 3	—
2024 - 4	—
Prior	—

Other accident and health:
2024	—
2024- 1	—
2024- 2	—
2024 - 3	—
2024 - 4	—
Prior	—

OTHER COVERAGES THAT USE DEVELOPMENTAL METHODS TO
CALCULATE CLAIMS RESERVES:
2024	—
2024- 1	—
2024- 2	—
2024 - 3	—
2024 - 4	—
Prior	—

1.	The Company’s total general account admitted assets as reported on page three of its Statutory Annual Statement for the year ended December 31, 2024 are $3,189,305,657.

2.
Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category excluding: U.S. government, U.S. government agency securities, Other U.S. Government Obligations, and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the company and contract loans.

				Percentage of Total
	Issuer		Amount	Admitted Assets
a.	Bonds -	Nextera Energy Inc	$ 4,998,598	0.2%
b.	Bonds -	JP Morgan JPMBB 2014-C24	4,700,000	0.1%
c.	Bonds -	Regatta XXII Fnd REG22 2022-2A	4,000,000	0.1%
d.	Bonds -	Goldman GSMS 2017-GS8	3,963,663	0.1%
e.	Bonds -	Cooperative Rabobank U.A.	3,800,000	0.1%
f.	Bonds -	UBS Group AG	3,594,807	0.1%
g.	Bonds -	CIM Trust CIM 2021-J3	3,372,441	0.1%
h.	Bonds -	Avalonbay Communities Inc	3,242,442	0.1%
i.	Bonds -	Goldman Sachs Group Inc	3,148,036	0.1%
j.	Bonds -	Citigroup Inc	3,095,978	0.1%

3.	The Company’s total admitted assets held in bonds by NAIC designation at December 31, 2024 are:
	Amount	Percentage of Total Admitted Assets
NAIC-1	$ 183,008,492	5.7%
NAIC-2	40,682,599	1.3%
NAIC-3	—	0.0%
NAIC-4	—	0.0%
NAIC-5	—	0.0%
NAIC-6	—	0.0%

4.
Assets held in foreign investments at December 31, 2024 were $38,791,105 which represented 1.22% of the Company’s total admitted assets and excluded Canadian investments and currency exposure of $3,964,145; therefore detail is not required for interrogatories #5 - #10.

11.	Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets at December 31, 2024, therefore detail not required for interrogatory #11.

12.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets at December 31, 2024, therefore detail not required for interrogatory #12.

13.	The Company holds no assets in equity interests at December 31, 2024, therefore detail not required for interrogatory #13.

14.	The Company holds no investments held in non-affiliated, privately placed equities at December 31, 2024, therefore detail not required for interrogatory #14.

15.	The Company holds no assets in general partnership interests at December 31, 2024, therefore detail not required for interrogatory #15.

16.	The Company holds no assets in mortgage loans at December 31, 2024, therefore detail not required for interrogatory #16 and #17.

18.	The Company holds no assets in real estate at December 31, 2024, therefore detail not required for interrogatory #18.

19.  The Company holds no assets in mezzanine real estate loans at December 31, 2024, therefore detail not required for interrogatory #19.

20.  The Company’s total admitted assets were not subject to the following agreements during the year 2024:

a. Securities lending
b. Repurchase agreements
c. Reverse repurchase agreements
d. Dollar purchase agreements
e. Dollar reverse repurchase agreements

21. The Company had no warrants that were not attached to other financial instruments, options, caps, and floors at December 31, 2024.

22. The Company had no collars, swaps, and forward contracts at December 31, 2024.

23. The Company had no futures contracts at December 31, 2024.

Admitted Assets as Reported in
	Gross Investment Holdings		the Annual Statement
Investment Categories	Amount	Percentage	Amount	Percentage
Long-Term Bonds:
U.S. governments	$ 24,946,801	10.65%	$ 24,946,801	10.65%
All other governments	—	—	—	—
U.S. states, territories and possessions, etc. guaranteed	—	—	—	—
U.S. political subdivisions of state, territories, and
possessions, guaranteed	—	—	—	—
U.S. special revenue and special assessment obligations,
etc. non-guaranteed	29,588,556	12.63	29,588,556	12.63
Industrial and miscellaneous	155,496,669	66.39	155,496,669	66.39
Hybrid securities	—	—	—	—
Parent, subsidiaries and affiliates	—	—	—	—
SVO identified funds	—	—	—	—
Unaffiliated bank loans	—	—	—	—
Unaffiliated certificates of deposit	—	—	—	—
Total long-term bonds	210,032,026	89.67	210,032,026	89.67
Preferred stocks:
Industrial and miscellaneous	—	—	—	—
Parent, subsidiaries and affiliates	—	—	—	—
Total preferred stocks	—	—	—	—
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	—	—	—	—
Industrial and miscellaneous other (Unaffiliated)	—	—	—	—
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—
Parent, subsidiaries and affiliates Other	—	—	—	—
Mutual funds	—	—	—	—
Unit investment trusts	—	—	—	—
Closed-end funds	—	—	—	—
Total common stocks	—	—	—	—
Mortgage loans:
Farm mortgages	—	—	—	—
Residential mortgages	—	—	—	—
Commercial mortgages	—	—	—	—
Mezzanine real estate loans	—	—	—	—
Total valuation allowance	—	—	—	—
Total mortgages loans	—	—	—	—
Real estate:
Properties occupied by company	—	—	—	—
Properties held for production of income	—	—	—	—
Properties held for sale	—	—	—	—
Total real estate	—	—	—	—
Cash, cash equivalents and short-term investments:
Cash	1,501,495	0.64	1,501,495	0.64
Cash equivalents	—	—	—	—
Short-term investments	13,659,064	5.83	13,659,064	5.83
Total cash, cash equivalents and short-term investments	15,160,559	6.47	15,160,559	6.47
Contract loans	6,853,869	2.93	6,853,869	2.93
Derivatives	—	—	—	—
Other invested assets	2,173,721	0.93	2,173,721	0.93
Receivables for securities	—	—	—	—
Securities lending	—	—	—	—
Other invested assets	—	—	—	—
Total invested assets	$ 234,220,175	100.00%	$ 234,220,175	100.00%

Independence Variable Life
Separate Account
(A Separate Account of Independence Life and Annuity Company)

Financial Statements as of and for the Year Ended
December 31, 2024 and Report of Independent Registered
Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Participants of Independence Variable Life Separate Account and the Board of Directors of Independence Life and Annuity Company (the “Sponsor”):

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities for each sub-account included in the Independence Variable Life Separate Account (comprising the Columbia Variable Portfolio – Government Money Market Fund, (Class 1) Sub-Account, Columbia Variable Portfolio – Dividend Opportunity Fund, (Class 1) Sub-Account, Columbia Variable Portfolio – Overseas Core Fund, (Class 1) Sub-Account, Columbia Variable Portfolio – Large Cap Growth Fund, (Class 1) Sub-Account, Columbia Variable Portfolio – Small Company Growth Fund, (Class 1) Sub-Account, Columbia Variable Portfolio – Strategic Income Fund, (Class 1) Sub-Account and Columbia Variable Portfolio – U.S. Government Mortgage Fund, (Class 1) Sub-Account; collectively, the “Sub-Accounts”), as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended in Note 10 to the financial statements, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on the Sub-Accounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the underlying mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 18, 2025
We have served as the Sponsor’s auditor since 2002.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2024

ASSETS:	Shares	Cost	Values
Investments at fair value:

Columbia Variable Portfolio - Government Money Market Fund, (Class 1) Sub-Account ("FFT")	3,964,286	$ 3,964,286	$ 3,964,286
Columbia Variable Portfolio - Dividend Opportunity Fund, (Class 1) Sub-Account ("CV6")	63,858	1,090,181	2,892,123
Columbia Variable Portfolio - Overseas Core Fund, (Class 1) Sub-Account ("CV3")	72,317	959,203	955,304
Columbia Variable Portfolio - Large Cap Growth Fund, (Class 1) Sub-Account ("CV5")	673,825	5,075,577	32,990,478
Columbia Variable Portfolio - Small Company Growth Fund, (Class 1) Sub-Account ("CGA")	192,217	3,218,868	2,716,026
Columbia Variable Portfolio - Strategic Income Fund, (Class 1) Sub-Account ("SIA")	299,492	1,774,058	1,108,121
Columbia Variable Portfolio - U.S. Government Mortgage Fund, (Class 1) Sub-Account ("AAB")	147,006	1,518,569	1,289,240
Total investments at fair value		$ 17,600,742	$ 45,915,578

The accompanying notes are an integral part of these financial statements

       STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2024

	Variable Life Insurance Contracts
	Units	Value
Net Assets:
FFT	366,245	$ 3,964,286
CV6	99,730	2,892,123
CV3	60,920	955,304
CV5	550,662	32,990,478
CGA	2,492	2,716,026
SIA	2,600	1,108,121
AAB	116,813	1,289,240

Total net assets		$ 45,915,578

The accompanying notes are an integral part of these financial statements.

       STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2024

	FFT Sub-Account	CV6 Sub-Account	CV3 Sub-Account
Income:
Dividend Income	$ 196,465	$ —	$ 44,027

Expenses:
Mortality and expense risk charges	(23,110)	(18,777)	(6,681)
Net investment income (loss)	173,355	(18,777)	37,346

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	210,565	55,961
Realized gain distributions	—	—	—
Net realized gains (losses)	—	210,565	55,961

Net change in unrealized appreciation (depreciation)	—	233,607	(66,668)

Net realized and change in unrealized gains (losses)	—	444,172	(10,707)

Increase (decrease) from operations	$ 173,355	$ 425,395	$ 26,639

	CV5 Sub-Account	CGA Sub-Account	SIA Sub-Account
Income:
Dividend Income	$ —	$ 57,714	$ 50,692

Expenses:
Mortality and expense risk charges	(184,905)	(15,325)	(6,619)
Net investment income (loss)	(184,905)	42,389	44,073

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,244,379	14,484	1,594
Realized gain distributions	—	—	—
Net realized gains (losses)	3,244,379	14,484	1,594

Net change in unrealized appreciation (depreciation)	5,012,303	463,794	296

Net realized and change in unrealized gains (losses)	8,256,682	478,278	1,890

Increase (decrease) from operations	$ 8,071,777	$ 520,667	$ 45,963

The accompanying notes are an integral part of these financial statements

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2024

AAB Sub-Account
Income:
Dividend Income	$ 44,739

Expenses:
Mortality and expense risk charges	(8,221)
Net investment income (loss)	36,518

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(38,444)
Realized gain distributions	—
Net realized gains (losses)	(38,444)

Net change in unrealized appreciation (depreciation)	10,732

Net realized and change in unrealized gains (losses)	(27,712)

Increase (decrease) from operations	$ 8,806

The accompanying notes are an integral part of these financial statements.

       STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	FFT Sub-Account		CV6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$ 173,355	$ 170,217	$ (18,777)	$ (17,167)
Net realized gains (losses)	—	—	210,565	30,394
Net change in unrealized appreciation (depreciation)	—	—	233,607	111,937
Net increase (decrease) from Operations	173,355	170,217	425,395	125,164
Contract Owner Transactions:
Transfers between Sub-Accounts (including the Fixed Account), net	638	(29,354)	(7,165)	29,173
Withdrawals, surrenders, and contract charges	(307,907)	(447,831)	(452,702)	(245,702)
Contract loan activity	(134)	(8,019)	728	(175)
Net increase (decrease) from contract owner transactions	(307,403)	(485,204)	(459,139)	(216,704)

Total increase (decrease) in net assets	(134,048)	(314,987)	(33,744)	(91,540)

Net assets at beginning of year	4,098,334	4,413,321	2,925,867	3,017,407
Net assets at end of year	$ 3,964,286	$ 4,098,334	$ 2,892,123	$ 2,925,867
The accompanying notes are an integral part of these financial statements.

	CV3 Sub-Account		CV5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$ 37,346	$ 16,330	$ (184,905)	$ (154,117)
Net realized gains (losses)	55,961	1,808	3,244,379	2,454,308
Net change in unrealized appreciation (depreciation)	(66,668)	182,736	5,012,303	6,582,779
Net increase (decrease) from Operations	26,639	200,874	8,071,777	8,882,970

Contract Owner Transactions:
Transfers between Sub-Accounts (including the Fixed Account), net	33,783	223,737	(83,403)	343,279
Withdrawals, surrenders, and contract charges	(711,509)	(63,741)	(3,672,601)	(3,502,310)
Contract loan activity	(9,704)	1,657	(24,752)	16,679
Net increase (decrease) from contract owner transactions	(687,430)	161,653	(3,780,756)	(3,142,352)

Total increase (decrease) in net assets	(660,791)	362,527	4,291,021	5,740,618

Net assets at beginning of year	1,616,095	1,253,568	28,699,457	22,958,839
Net assets at end of year	$ 955,304	$ 1,616,095	$ 32,990,478	$ 28,699,457
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023
	CGA Sub-Account		SIA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$ 42,389	$ (13,063)	$ 44,073	$ 30,091
Net realized gains (losses)	14,484	20,337	1,594	(9,102)
Net change in unrealized appreciation (depreciation)	463,794	499,580	296	70,712
Net increase (decrease) from Operations	520,667	506,854	45,963	91,701

Contract Owner Transactions:
Transfers between Sub-Accounts (including the Fixed Account), net	(11,349)	(12,155)	78,694	26,625
Withdrawals, surrenders, and contract charges	(57,290)	(356,229)	(66,074)	(187,100)
Contract loan activity	(984)	(1,719)	1,977	(324)
Net increase (decrease) from contract owner transactions	(69,623)	(370,103)	14,597	(160,799)

Total increase (decrease) in net assets	451,044	136,751	60,560	(69,098)

Net assets at beginning of year	2,264,982	2,128,231	1,047,561	1,116,659
Net assets at end of year	$ 2,716,026	$ 2,264,982	$ 1,108,121	$ 1,047,561

	AAB Sub-Account
	December 31,	December 31,
	2024	2023
Operations:
Net investment income (loss)	$ 36,518	$ 32,621
Net realized gains (losses)	(38,444)	(53,637)
Net change in unrealized appreciation (depreciation)	10,732	106,982
Net increase (decrease) from Operations	8,806	85,966

Contract Owner Transactions:
Transfers between Sub-Accounts (including the Fixed Account), net	(10,394)	(161,685)
Withdrawals, surrenders, and contract charges	(274,301)	(194,707)
Contract loan activity	(1,793)	(1,557)
Net increase (decrease) from contract owner transactions	(286,488)	(357,949)

Total increase (decrease) in net assets	(277,682)	(271,983)

Net assets at beginning of year	1,566,922	1,838,905
Net assets at end of year	$ 1,289,240	$ 1,566,922

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2024
1. BUSINESS AND ORGANIZATION

Independence Variable Life Separate Account (the “Variable Account”) is a separate account of Independence Life and Annuity Company (the “Sponsor”), and was established as a funding vehicle to receive and invest premium payments under variable life insurance contracts (the “Contracts”) issued by the Sponsor.  Policyholders are able to invest in certain funds within the Columbia Funds Variable Insurance Trust.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Department of Insurance.

The assets of the Variable Account are divided into subaccounts (“Sub-Accounts”). Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. The portion of the Variable Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Recent Accounting Pronouncements
In the reporting period, the  Variable Account adopted FASB Accounting Standards Update 2023-07, Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Variable Account’s financial position or the results of its operations. The Variable Account represents a single operating segment as the operating results of the Sub-Accounts within the Variable Insurance Trust are monitored as a whole.  The asset allocation of the Variable Account is determined by the policyholder fund elections within the funds offered in Variable Insurance Trust.  A senior executive team comprised of the Variable Account’s President and Chief Financial Officer, serves as the Variable Account’s chief operating decision maker (“CODM”), who act in accordance with Board of Trustee reviews and approvals.  The CODM uses financial information, such as Statement of Operations,  Statement of Changes in Net Assets, and income and expense ratios, consistent with those presented within the accompanying financial statements to assess the Variable Account’s profits and losses and to make resource allocation decisions.  Segment assets are reflected in the statement of assets and liabilities as net assets, which consists primarily of Sub Account units, at value, and significant segment expenses are listed in the accompanying statement of operations.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value as of December 31, 2024, and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the last in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units issued is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Purchase Payments
Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received. The Sponsor maintains a closed block of variable life insurance business. Therefore, there were no purchase payments recorded on the Variable Account’s Statements of Changes in Net Assets for the years ended December 31, 2024 and 2023.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the receiving Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the fixed account (“Fixed Account”).  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Federal Income Taxes
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.  In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions
Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2024. The 2014 through 2024 tax years generally remain subject to examination by U.S. federal and most state tax authorities. While the final outcome of future tax examinations is not determinable, the Sponsor does not believe that any potential adjustments would be material to the Variable Account’s financial statements.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and disclosures of any contingencies during the period. The most significant estimate is fair value measurements of investments.  Actual results could vary from the amounts derived from management's estimates.

Subsequent events
Subsequent events were evaluated through the date of issuance of the audited financial statements, which were made available on April 18, 2025.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value.  Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.  As a basis for considering such assumptions, GAAP establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 Fair Value Measurements and Disclosures requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

3. FAIR VALUE MEASUREMENTS (CONTINUED)

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2024 the inputs used to price the Funds are observable and the Funds represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2024. There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

The Sponsor has an administrative services agreement with its affiliate, Sun Life Assurance Company of Canada (“SLOC”), whereby SLOC provides general administrative services to the Sponsor, including services relating to the maintenance of the Variable Account. Under the agreement, the Sponsor reimburses SLOC for costs associated with the services.

5. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the Variable Account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Mortality and expense risk charges result in a reduction of unit value. As of December 31, 2024, the deduction is at an effective annual rate of 0.60% of contract value.

Cost of Insurance Charges
The cost of insurance is deducted annually on the policy anniversary from the Variable Account and varies based on age, sex, and rating class. In general, the cost of insurance charges increase as the insured ages. Cost of insurance charges result in a redemption of units and are included in withdrawals, surrenders and contract charges in the Statements of Changes in Net
Assets. The deductions are transferred periodically to the Sponsor.

6. CONTRACT LOANS

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is recorded in the Statements of Changes in Net Assets.

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2024 were as follows:

	Purchases	Sales
FFT	$ 207,586	$ 341,634
CV6	59,442	537,359
CV3	91,093	741,177
CV5	72,542	4,038,203
CGA	57,714	84,948
SIA	133,240	74,568
AAB	45,058	295,028

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

The Board of Trustees of Columbia Funds Variable Insurance Trust has approved the suspension of the offering and sale of shares of CGA effective June 1, 2021.

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2024 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)

FFT	1,051	(30,101)	(29,050)
CV6	2,274	(18,293)	(16,019)
CV3	3,040	(48,092)	(45,052)
CV5	1,330	(76,011)	(74,681)
CGA	—	(72)	(72)
SIA	202	(160)	42
AAB	31	(26,553)	(26,522)

The changes in units outstanding for the year ended December 31, 2023 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)

FFT	368	(48,318)	(47,950)
CV6	1,300	(10,249)	(8,949)
CV3	17,187	(5,708)	11,479
CV5	13,974	(100,569)	(86,595)
CGA	—	(467)	(467)
SIA	79	(494)	(415)
AAB	74	(33,484)	(33,410)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.
10. FINANCIAL HIGHLIGHTS

The summary of units outstanding (some of which may be rounded), unit value (some of which may be rounded), net assets, investment income ratio, expense ratio (excluding expenses of the underlying mutual funds) and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31			For the year ended December 31
		Units	Unit Value	Net Assets	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
FFT
	2024	366,245	10.824	$ 3,964,286	4.89%	0.60%	4.40%
	2023	395,295	10.368	4,098,334	4.61	0.60	4.13
	2022	443,244	9.957	4,413,321	1.16	0.60	0.61
	2021	495,591	9.898	4,905,199	0.01	0.60	(0.58)
	2020	650,258	9.955	6,473,363	0.04	0.60	(0.29)
CV6
	2024	99,730	29.000	2,892,123	—	0.60	14.72
	2023	115,749	25.278	2,925,867	—	0.60	4.46
	2022	124,698	24.198	3,017,407	—	0.60	(1.70)
	2021	130,679	24.616	3,216,834	—	0.60	25.41
	2020	117,871	19.629	2,313,665	—	0.60	0.54
CV3
	2024	60,920	15.681	955,304	4.02	0.60	2.83
	2023	105,972	15.250	1,616,095	1.70	0.60	14.95
	2022	94,493	13.266	1,253,568	0.83	0.60	(15.18)
	2021	108,045	15.641	1,689,971	1.31	0.60	9.30
	2020	97,088	14.310	1,389,327	1.69	0.60	8.46
CV5
	2024	550,662	59.911	32,990,478	—	0.60	30.54
	2023	625,343	45.894	28,699,457	—	0.60	42.31
	2022	711,939	32.248	22,958,839	—	0.60	(31.79)
	2021	761,244	47.280	35,991,307	—	0.60	27.96
	2020	798,248	36.948	29,493,317	—	0.60	33.93
CGA
	2024	2,492	1,089.898	2,716,026	2.30	0.60	23.37
	2023	2,564	883.378	2,264,982	—	0.60	25.88
	2022	3,032	701.923	2,128,231	—	0.60	(36.15)
	2021	3,364	1,099.174	3,697,622	—	0.60	(3.48)
	2020	3,764	1,138.647	4,285,869	—	0.60	70.10
SIA
	2024	2,600	426.200	1,108,121	4.62	0.60	4.07
	2023	2,558	409.523	1,047,561	3.52	0.60	9.02
	2022	2,973	375.600	1,116,659	2.90	0.60	(11.90)
	2021	3,657	426.378	1,559,265	5.62	0.60	1.48
	2020	3,537	420.130	1,485,999	3.87	0.60	6.18
10. FINANCIAL HIGHLIGHTS (CONTINUED)

At December 31			For the year ended December 31
Units	Unit Value	Net Assets	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]

AAB
	2024	116,813	11.037	$ 1,289,240	3.29%	0.60%	0.96%
	2023	143,336	10.932	1,566,922	2.64	0.60	5.07
	2022	176,746	10.404	1,838,905	2.10	0.60	(14.65)
	2021	193,050	12.190	2,353,291	2.13	0.60	(1.54)
	2020	226,962	12.381	2,809,987	2.61	0.60	4.46
1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Sub-Accounts invest.

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values and does not include expenses that are part of the contractholder’s wider insurance product.

3 Ratio represents the total return for the year indicated, including changes in value of the underlying mutual fund, and expenses assessed through the reduction of units.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.